January 2013 CONFIDENTIAL INTERNAL USE ONLY China Dredging Group Co., Ltd. Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. Business Combination with China Growth Equity Investment Ltd. PINGTAN MARINE

2 Certain statements made during this presentation are forward - looking and are subject to risks and uncertainties . The forward - looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us . Actual results could differ materially from the forward - looking statements made during this presentation . When we use the words "believe," "expect," "anticipate," "plan," "will," "intend" or other similar expressions, we are identifying forward - looking statements . The forward - looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995 . We refer you to our filings with the Securities and Exchange Commission for a more detailed discussion of the risks that may have a direct bearing on our operating results, performance and financial condition . Additional Information In connection with the proposed business combination, we are preparing and filing with the Securities and Exchange Commission (the “SEC”) a proxy statement . When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of China Growth Equity Investment Ltd . (“China Growth”) . Before making any voting decision, shareholders are urged to read the proxy statement carefully and in its entirety because it will contain important information about the proposed business combination . Shareholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC when they become available through the SEC's website at http : //www . sec . gov . Shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents when they become available by contacting China Growth, CN 11 Legend Town, No . 1 Balizhuangdongli , Chaoyang District, Beijing, PRC , telephone number : + 86 - 10 - 6550 - 3186 , Attn : Chantelle Bai .. Participants in the Solicitation China Growth and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction . Information about China Growth 's directors and executive officers is set forth in China Growth annual report on Form 10 - K for the fiscal year ended December 31 , 2011 . Additional information regarding the interests of such potential participants in the business combination, which may be different than those of China Growth’s shareholders generally, will be included in the proxy statement and other relevant documents filed with the SEC when they become available . Forward Looking Statement

3 Why Pingtan Marine? ▪ Combination creates the largest U.S. listed marine services operating company in China ▪ Focuses on providing dredging services and territorial sea fishing globally ▪ Significant growth opportunities globally and in China Pingtan Marine Leadership Attractive Financial Benchmarks Demonstrated Operational Strength Management Invested in Future Success ▪ Currently operates a fleet that consists of 9 dredgers and 40 fishing vessels ▪ Completed over 120 dredging projects across 10 coastal provinces in China ▪ Sell approximately 30 different fish species to over 300 distributors and retailers ▪ Current owners rolling all of their equity into business combination ▪ Chairman of the combined company will invest additional equity into Pingtan Marine ▪ Best - in - class margins and growth rates versus peers ▪ 2012 PF EBITDA of $ 143 million ▪ Pro forma revenue of $279 million and net income of $106 million in 2012

4 Transaction Overview ▪ Pingtan Marine to become publicly traded through a business combination with China Growth Equity Investment Ltd. (NASDAQ: CGEI) ▪ Pingtan Marine to apply to be listed on NASDAQ post the transactions under the proposed ticker symbol “PME” ▪ Fully diluted equity value of approximately $835 million, TEV/PF EBITDA is 4.0x in 2012 and is estimated to be 3.0x in 2013 Transaction Consideration Management and Board Expected Closing ▪ Pingtan Marine will receive up to 77,000,000 China Growth ordinary shares, in aggregate, including 52,000,000 ordinary shares exchanged with China Dredging and 25,000,000 ordinary shares issued to Pingtan Fishing ▪ Through his 54% ownership of China Dredging and 75% ownership of Pingtan Fishing, Mr. Xinrong Zhuo will own approximately 56% of Pingtan Marine. Public Shareholders will own approximately 30% of Pingtan Marine. ▪ Mr. Xinrong Zhuo , the founder, chairman and controlling shareholder of both China Dredging and Pingtan Fishing will be the chairman of Pingtan Marine ▪ Board will be comprised of 7 members including 4 independent directors with remaining representatives from Pingtan Marine ▪ February 2013 Note: 1. Ownership percentages are calculated as basic ownership and exclude warrants, options and redemptions from the ownership calc ula tion.

$49 $92 $8 1 $111 $120 $4 $10 $25 $39 $68 $5 3 $102 $106 $150 $1 88 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2010A 2011A 2012A 2013P 2014P China Dredging Pingtan Fishing $72 $127 $114 $144 $155 $6 $13 $29 $46 $80 $78 $140 $143 $190 $235 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2010A 2011A 2012A 2013P 2014P China Dredging Pingtan Fishing $73 $128 $115 $139 $152 $5 $11 $27 $42 $73 $78 $139 $14 2 $181 $225 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2010A 2011A 2012A 2013P 2014P China Dredging Pingtan Fishing $131 $227 $212 $287 $319 $15 $26 $67 $107 $183 $146 $253 $279 $39 4 $50 2 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 2010A 2011A 2012A 2013P 2014P China Dredging Pingtan Fishing 5 Pro Forma Financial Review (1) Note:: (1) Assumes Pingtan Marine’s pro forma financial data equals the sum of China Dredging and Pingtan Fishing’s financial data. LTM and estimated financials are prepared with financial data provided by Pingtan Fishing and China Dredging’s management. (2) China Dredging’s 2011A net income excludes gain on obligation under Make - Good Escrow of $14.1 million and loss on derivative of $6.8 million, ta x effected at 25%, and accretion of discount on preferred shares of $6.1 million Net Income (2) EBITDA ▪ Pingtan Marine’s revenue and net income in 2012 was $279 million and $ 106 million, respectively, according to the unaudited non U.S. GAAP financials provided by the management Revenue Gross Profit 2010A – 2014P CAGR: 36% 2012A – 2014P CAGR: 34% 2010A – 2014P CAGR: 30% 2012A – 2014P CAGR: 26% 2010A – 2014P CAGR: 32% 2012A – 2014P CAGR: 28% 2010A – 2014P CAGR: 37% 2012A – 2014P CAGR: 34%

Experienced and Committed Management

- Chairman of the Pingtan Marine, Mr. Xinrong Zhuo is a very successful entrepreneur who founded China Dredging, Pingtan Fishing, Fuzhou Honglong Ocean Fishery Co., Ltd., Fujian Road & Bridge Construction Co., Ltd. and Fuzhou Dongxing Longju Real Estate Development Co., Ltd.

Xinrong Zhuo **Chairman, Chief Executive Officer and Founder**	▪ Chairman of the board of China Dredging and CEO since August 2010 ▪ Chairman of Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. since 2004 ▪ Director of Fujian Road & Bridge Construction Co., Ltd. ▪ Chairman of Fuzhou Dongxing Longju Real Estate Development Co., Ltd.
Bin Lin **Senior Vice President**	▪ Senior vice president of China Dredging since August 2010 ▪ Member of the board of directors of Industrial Securities Co., Ltd. (SHSE:601377) from November 2003 to October 2006 ▪ BS in Pharmacy from Shanghai Medical College of Fudan University
Alfred Ho **Financial Vice President**	▪ CFO of China Dredging since November 2010 ▪ Independent director of New Universe International Group ▪ Bachelor's degree in Science from the University of Toronto
Qing Lin **Assistant to Chairman**	▪ Director of Wonder Dredging Engineering LLC ▪ Director of Fujian Xing Gang Port Service Co., Ltd. since January 2008 ▪ Director of Fujian Road & Bridge Construction Co., Ltd. since December 2008 ▪ Director of Fujian Huashang Real Estate Development Co., Ltd. from September 2007 to 2010
Deming Chen **Vice General Manager**	▪ 14 years working experiences in fishery industry ▪ Vice President of Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. since 1998 ▪ Supervisor of Pingtan Grain and Oil Industrial Company

6

China Dredging Group Co., Ltd.

Fujian, 6.4% Guangdong, 12.1% Guangxi, 11.6% Hainan, 1.2% Hebei, 1.5% Jiangsu, 6.4% Liaoning, 23.1% Shandong, 4.5% Tianjin, 32.3% Zhejiang, 0.9% 8 ▪ In 2008, Mr. Zhuo identified opportunities in China’s rapidly expanding land reclamation and marine infrastructure market and founded China Dredging to capitalize on these trends by providing specialized dredging services ▪ Based on the dredging volume and revenue, China Dredging is now one of the leading private providers of dredging services in China ▪ Reclamation dredging, capital dredging and maintenance dredging are the major three types of services China Dredging provides, with reclamation dredging contributing about 72% of total revenue ▪ China Dredging has completed over 120 projects with aggregate revenue in excess of $ 580 million from January 2010 to December 2012 ▪ China Dredging has stable revenue streams, with robust backlogs through 2014 ▪ China Dredging has a modern, productive and varied fleet, with 4 owned vessels and 5 other rented ones ▪ As of December 31, 2012, China Dredging employs 265 people in its day - to - day operations Business Overview Revenue Breakdown By Province from Jan. 2010 to Dec. 2012 Guangxi Guangdong Fujian Zhejiang Hebei Liaoning China Dredging Operation Area China Dredging Headquarter Shandong Tianjin Hainan Jiangsu

9 Investment Highlights Favorable Industry Landscape and Trends ▪ Dredging industry participants in China: 1) Governmental institutions, such as Changjiang Waterway Buerau , and large SOEs, such as China Communications Construction Company Limited 2) Large independent dredging companies, such as China Dredging, Xiangyu Dredging Holdings Limited ( Xiangyu ), Shanghai Darun Port Construction Group Co. Ltd. 3) Small independent dredging companies ▪ In September 2012, China's National Development and Reform Commission, announced approvals for 60 projects with an estimated value of more than $157 billion in total, including 7 port or waterway projects, signaling the government's growing intent to bolster spending in the infrastructure space ▪ Total dredging volume in China reached 1,311 million m³ by the end of 2010, representing a CAGR of 31.5% since 2006 according to a Frost & Sullivan Report ▪ From 2011 to 2015, total annual dredging volume in China is expected to grow at approximately 27.1% CAGR and reach 4,517 million m 3 by 2015 according to a Frost & Sullivan Report ▪ Land reclamation increased from 20 km 2 in 2002 to 136 km 2 in 2010, and is expected to increase with at least 100 km 2 each year, according to the State Oceanic Administration People’s Republic of China ▪ According to People’s Daily Online, the land reclamation cost is between $ 35 million and $83 million per km 2 , which indicates that the land reclamation revenue each year will reach between $3.5 billion and $8.3 billion Favorable Industry Landscape and Trends Proven Business Model and Attractive Margins Robust Backlog Build and Transfer Strategy Strong Customer Relationships

▪ China Dredging operates as a subcontractor for State - Owned Enterprises (“SOE’s”) and its costs are significantly lower than its customers, creating substantial savings ▪ China Dredging’s customers provide fuel and repositioning services for dredgers as part of its contracts, which reduces China Dredging’s exposure to increased direct costs from these items and eliminates the affect of large fluctuation of fuel prices on the company ▪ China Dredging’s historical performance has established the company as one of the largest private providers of dredging services in China , enabling it to maintain sizable revenues with very attractive margins 10 Investment Highlights Proven Business Model and Attractive Margins Cost Effectiveness Quality Efficiency Highly productive and flexible modern fleet is managed for full utilization Streamlined staffing rules and superior recruiting practices limit labor cost Flat organizational structure and tight controls limit expenses Favorable Industry Landscape and Trends Proven Business Model and Attractive Margins Robust Backlog Build and Transfer Strategy Strong Customer Relationships

Investment Highlights

Robust Backlog

- Favorable Industry Landscape and Trends
- Proven Business Model and Attractive Margins
- **Robust Backlog**
- Build and Transfer Strategy
- Strong Customer Relationships

Consistency & Predictability in Earnings

- Backlog, derived from pipeline or other projects, comprises executed or signed contracts with specific schedules for commencement and firm pricing
- The committed backlog is sufficient to sustain full utilization of China Dredging's fleet for approximately up to 18 months

Backlog as of December 31, 2012

$ in million

Project Name	Type	Period	Size (m3)	Remainning Contract Revenue
Guangdong Datang Sanbaimen Power Station Gangchi Channel Dredging Project	Capital	12/2012-01/2013	950,000	1.0
Datang Sanbaimen Power Station Gangchi Channel Dredging Project	Capital	01/2013-04/2013	3,500,000	6.3
Meizhouwan Gangxiu Harbour Xiuyu 8# Berth Project	Capital	01/2013-04/2013	930,000	1.3
Meizhouwan Gangxiu Harbour Xiuyu 8# Berth Project	Capital	11/2012-01/2013	600,000	0.2
Yingkou Economic and Technological Development Area XiongYue River Reclamation Project	Reclamation	12/2012-02/2013	1,800,000	3.0
Yingkou Economic and Technological Development Area XiongYue River Reclamation Project	Reclamation	12/2012-03/2013	4,000,000	5.1
Panjin Vessels Indsutrial Park Marine Equipment Manufacturing Park Reclamation Project	Reclamation	11/2012-02/2013	2,800,000	2.0
Panjin Vessels Indsutrial Park Marine Equipment Manufacturing Park Reclamation Project	Reclamation	12/2012-02/2013	2,600,000	3.2
Qidong Yuantuojiao Phase III	Reclamation	12/2012-03/2013	5,000,000	6.9
Lianjiang Kemen Industrial Park Phase II	Reclamation	01/2013-06/2014	33,040,000	154.0
			Total	183.1

11

12 Investment Highlights Build and Transfer Strategy Step I Government signs agreement with GZB and agrees to inject $ 63.7 million through an SPV (BT entity) to create land Lianjiang County (Government) BT Entity $ 1 89.2 million China Dredging (“CDG”) Reclaimed Land ~18 Mo. of Service Pays Dredging Services China GeZhouBa (“GZB”, an SOE) Step II Step III GZB partners with CDG affiliate, creating the BT entity and agrees to inject $125.5 million through the BT Entity CDG provides $ 154 million of reclamation dredging services over approximately 18 months Step IV BT entity transfers the land to the government Step V Government repays $125.5 million over 3 years after transfer of land Notes: (1) Semiannual interest rate calculated at benchmark deposit and loan rate of 6.4 % as of September 18, 2012 plus 2.0% Fujian Yihai (CDG Affiliate) $ 6 1.8 million $ 63 .7 million $ 6 3.7 million After land is transferred, government repays $ 1 25.5 million to GZB and Fujian Yihai ▪ The company’s build and transfer (“BT”) strategy, commenced in 2012, will expand the pipeline and give China Dredging more control over its projects as it assumes the role of a general contractor Step I Step V Lianjiang Project Example Favorable Industry Landscape and Trends Proven Business Model and Attractive Margins Robust Backlog Build and Transfer Strategy Strong Customer Relationships Step II Step II Step III Step IV Pipeline as of December 31 , 2012 ($ in millions) Project Name Type Period Size (km 2 ) Contract Revenue Project of Lianjiang Phase III Reclaimation 2014 - 2018 20 $1,000.0 Project of Xiamen Xiangan International Airport Reclaimation 2013 - 2018 17 TBD Project of 5 New Cities in Fuzhou Reclaimation utill 2020 TBD 5,528.0 Total $6,528.0

▪ Specializes in the maintenance dredging, capital dredging, reclamation dredging, marine engineering, irrigation and environment work ▪ Specializes in channel maintenance dredging, embankment filling, civil engineering construction, and ship building and repairing ▪ Specializes in the maintenance dredging, reclamation dredging, waterway constructions and environmental dredging ▪ Length of relationship: 4.5 years ▪ Length of relationship: 3.5 years ▪ Length of relationship: 3 years ▪ Contract revenue since 2010: $124 million ▪ Contract revenue since 2010: $150 million ▪ Contract revenue since 2010: $55 million Investment Highlights Strong Customer Relationships ▪ China Dredging has achieved a strong record of performance in completing projects in shorter time periods and at lower cost than customers ▪ China Dredging’s customers prefer to maintain a close relationships with the company based on its record of performance on prior projects, which is an important factor in securing future business ― China Dredging works with customers to establish training programs and technical cooperation arrangements that bolster consistency and quality of work ▪ Contracts are negotiated directly with customers and not through competitive bidding 2012A Customer Breakdown 13 Top 3 Customers Favorable Industry Landscape and Trends Proven Business Model and Attractive Margins Robust Backlog Build and Transfer Strategy Strong Customer Relationships CCCC Guangzhou 31.8% Nanjing Water Conservancy 13.3% CCCC Shanghai 12.4% Guangdong Jindonghai 12.2% CCCC Tianjin 10.5% COEC - Dalian 10.3% Fujian Jingwei 3.9% Others 5.6%

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

15 ▪ Pingtan Fishing is a rapidly growing fishing company engaged in territorial sea fishing that supplies products to distributors, restaurants and supermarkets ▪ Pingtan Fishing’s vessels operate in the protected zones of 1) the Exclusive Economic Zones in Arafura Sea in Indonesia and 2) in the Bay of Bengal in India ▪ As of December 31, 2012, Pingtan Fishing utilized 472 full - time employees in its day - to - day operations ▪ The company sells to over 300 distributors and retailers acting as a wholesaler, which provides for increased margins ▪ The company serves a diverse customer base with the largest customer accounting for less than 10% of the sales ▪ Approximately 30 different fish species harvested and sold to consumers Business Overview Arafura Sea Bay of Bengal Fujian Pingtan Fishing Fishing Area Fishing Water ▪ Exclusive Economic Zones in Indonesia and India Fishing Method ▪ Trawling and drifting fishing Fish Species ▪ Approximate 30 different types Demand Base ▪ Homes and eateries Selling Price ▪ 5 – 50 RMB per kg

16 Investment Highlights Favorable Industry Trends ▪ China’s seafood consumption has consistently increased on an annual basis and is expected to continue to grow ― Continually expanding Chinese middle and upper class consumers comprise a vast and growing customer base with increasing disposable incomes to spend on traditionally more expensive proteins like fish and shellfish ― Increasing fish consumption in China also driven by awareness of nutritional profile as a high quality, healthy source of protein ▪ Seafood consumption in China is expected to expand going forward with the introduction of refrigerated warehouses in inland rural areas with government support ▪ As part of the 12 th Five - Year Plan for 2011 - 2015, Chinese government has pledged to support and encourage the growth of the fishery industry 11.3 11.5 12.9 15.1 17.8 20.8 22.3 22.6 23.3 23.5 24.3 23.9 25.0 25.5 26.5 26.9 27.9 29.0 30.0 31.0 0 5 10 15 20 25 30 35 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 China’s per capita seafood consumption (kg) Source: FAO website Favorable Industry Trends Proven Fishing Methodology and Attractive Margins Large Fleet of Fishing Vessels Significant Barriers to Entry Long - term Growth Strategies

▪ Pingtan Fishing has achieved and will maintain high operating efficiency through: 17 Investment Highlights Proven Fishing Methodology and Attractive Margins Cost Saving ▪ The company hires local crews to save labor costs ▪ Vessels get inspected and repaired directly at nearby fishing bases in Indonesia instead of in Fujian, China Proven Methodology ▪ Vessels operate in pairs to take advantage of experienced captains’ intimate knowledge of fishing grounds and to train and supervise less experienced captains ▪ Historical data helps optimize fishing criteria and maximize quantity of fish captured Direct Sales ▪ Pingtan Fishing benefits from selling its products directly to distributors and retailers, keeping the margins typically paid to wholesalers Stable Fishing Environment ▪ According to the State of World Fisheries and Aquaculture 2012, each of Pingtan Fishing’s dedicated fishing zones is one of the few regions left that are not overfished Favorable Industry Trends Proven Fishing Methodology and Attractive Margins Large Fleet of Fishing Vessels Significant Barriers to Entry Long - term Growth Strategies

18 Investment Highlights Large Fleet of Fishing Vessels ▪ As of December 31, 2012, Pingtan Fishing had 40 owned vessels in operation, including 38 trawlers and 2 drifters. ▪ By the end of 2013, the company expects to expand its fleet to 64 fishing vessels, representing more than three times expansion from 2011. Vessels and Capture Growth Since 2008 (1) As of December 31, 2012 Favorable Industry Trends Proven Fishing Methodology and Attractive Margins Large Fleet of Fishing Vessels Significant Barriers to Entry Long - term Growth Strategies Fishing Carrying Capacity Area Tonnage (KW) Trawlers FuYuanYu135/136 India 264 441 FuYuanYu137/138 India 264 441 FuYuanYu139/140 India 264 441 FuYuanYu151/152 Indonesia 230 441 FuYuanYu155 Indonesia 272 441 FuYuanYu156 Indonesia 274 441 FuYuanYu725/726 Indonesia 297 698 FuYuanYu727/728 Indonesia 297 698 FuYuanYu729/730 Indonesia 297 698 FuYuanYu731/732 Indonesia 297 698 FuYuanYu733/734 Indonesia 297 698 FuYuanYu735/736 Indonesia 236 368 FuYuanYu737/738 Indonesia 192 441 FuYuanYu750/751 Indonesia 270 441 FuYuanYu791/792 Indonesia 266 552 FuYuanYu739/740 Indonesia 292 810 FuYuanYu741/742 Indonesia 292 810 FuYuanYu743/745 Indonesia 292 810 FuYuanYu746/747 Indonesia 292 810 FuYuanYu748/749 Indonesia 292 810 Drifters FuYuanYu793 Indonesia 210 287 FuYuanYu794 Indonesia 207 434 List of Fishing Vessels (1) # of Vessels 8 8 8 20 40 64 92 124 7,987 6,749 8,306 16,119 26,281 43,167 70,500 97,500 0 20,000 40,000 60,000 80,000 100,000 120,000 2008 2009 2010 2011 2012 2013E 2014E 2015E Volume Captured (in tons)

19 Investment Highlights Significant Barriers to Entry CHINESE FISHING LICENSE INDONESIAN FISHING PERMIT RELATIONSHIP CAPITAL INVESTMENT ▪ The total number of companies with qualified fishing licenses in China is only approximately 100 ▪ Chinese government is limiting new license issuance to encourage the consolidation of existing participants within the fishing industry, which provides opportunities to identify and acquire smaller fishing companies ▪ Permits are only issued to companies that have an agreement with a fishing base, and the capacity of such bases is limited ▪ As of December 31, 2012, Pingtan Fishing has 34 fishing permits issued by the Indonesian government ▪ Fishing in the exclusive economic zones is protected and potential new entrants must have relationships with existing local fishing companies and the government ▪ The company enjoys a good relationship with the PRC and Indonesian governments ▪ History of operations in Indonesia and China will facilitate future expansion, as existing companies are typically favored ▪ Significant capital investment is required to establish a fishing company ▪ Average price for a 150 - foot trawler newly built in 2012 is approximately $1 million ▪ Average cost for a fishing base is approximately $10 million Favorable Industry Trends Proven Fishing Methodology and Attractive Margins Large Fleet of Fishing Vessels Significant Barriers to Entry Long - term Growth Strategies

Investment Highlights Long - term Growth Strategies Pingtan Fishing intends to build up a global fishing enterprise by continuing to execute the following strategies: 20 Expand Fishing Fleet Expand into Processing Access New Fishing Ground Increase Fishing Bases ▪ Pingtan Fishing is planning to enlarge its fishing vessel fleet to 64 vessels by 2013 through: - Organic growth - Acquiring vessels from other fishing companies ▪ By end of 2015, the quantity of fish caught is expected to be approximately 4x the amount caught in 2012 ▪ Pingtan Fishing expects to start construction of its own fish processing plants in the next 2 years ▪ After the processing plants begin operations, the company intends to gradually establish its own brand and vertically integrate to improve profitability ▪ Pingtan Fishing is actively seeking opportunities to acquire permits to enter new fishing areas globally, such as deep ocean and other coastal countries surrounding China ▪ New fishing grounds will enable the company to diversify its products and market it covers, and reduce the dependence on the Indonesian Exclusive Economic Zone ▪ As Pingtan Fishing expands its fleet of fishing vessels and fishing grounds , it plans to set up or acquire fishing bases to support the fishing operations ▪ With its own berthing spaces and ship repairing facilities, the company can save on port, warehouse and repair costs Favorable Industry Trends Proven Fishing Methodology and Attractive Margins Large Fleet of Fishing Vessels Significant Barriers to Entry Long - term Growth Strategies

21 Competition (1) Data from Ministry of Agriculture and as of September 30, 2012 ▪ Competition within Pingtan Fishing’s dedicated fishing areas is not significant given: - Fishing permits cannot be easily obtained - Existing players are widely dispersed in the fishing areas ▪ According to the Ministry of Agriculture of China, in the nine months of 2012, there were only 11 Chinese fishing companies operating in Indonesian waters which have more than 210 fishing vessels, and there were only 3 Chinese fishing companies operating in the Indian water which have more than 22 fishing vessels ▪ The charts on the right show a list of companies fishing in the Indonesian waters ▪ Pingtan Fishing is well positioned within the competitive scheme and with future potential strategic opportunities with Fuzhou Honglong Ocean Fishery Co., Ltd., a company affiliated with Mr. Zhuo , to dominate the market Vessels Operating in Indonesia (1) LTM Catch from Indonesian Waters (1) (in thousand tons) 52 51 33 24 16 10 8 5 5 4 4 0 10 20 30 40 50 60 Dalian Changhai Fuzhou Honglong Pingtan Anda Pingtan Fishing Pingtan Hengli Dalian Yifeng Fuzhou Hongdong China National Fisheries Rongcheng Rongyuan Dalian Jurong Taizhou Fishing 34.7 28.5 18.6 17.3 7.0 5.9 5.3 2.9 2.0 1.0 1.0 0 10 20 30 40 Fuzhou Honglong Dalian Changhai Pingtan Anda Pingtan Fishing Pingtan Hengli Dalian Yifeng Fuzhou Hongdong Rongcheng Rongyuan Dalian Jurong Taizhou Fishing China National Fisheries

Valuation Discussion

23 Note:: Source: Capital IQ, Pingtan Fishing and China Dredging’s management (1) Assumes Pingtan Marine’s pro forma financial data equals the sum of China Dredging and Pingtan Fishing’s financial data Valuation Discussion Multiples Comparison (1) Enterprise Value/2012 EBITDA Enterprise Value/2013E EBITDA Pingtan Marine’s pro forma multiples are at a discount to the comparable companies in the same sectors 2012 P/E Multiple 2013E P/E Multiple 6.1x 5.9x 5.9x 6.4x 3.0x - 2.0x 4.0x 6.0x 8.0x 10.0x Mean - Fishing Industry Median - Fishing Industry Mean - Dredging Industry Median - Dredging Industry Pingtan Marine 12.3x 11.7x 9.8x 9.8x 7.9x - 3.0x 6.0x 9.0x 12.0x 15.0x Mean - Fishing Industry Median - Fishing Industry Mean - Dredging Industry Median - Dredging Industry Pingtan Marine 9.9x 8.0x 10.0x 9.0x 5.6x - 3.0x 6.0x 9.0x 12.0x 15.0x Mean - Fishing Industry Median - Fishing Industry Mean - Dredging Industry Median - Dredging Industry Pingtan Marine 7.0x 6.6x 6.7x 6.4x 4.0x - 2.0x 4.0x 6.0x 8.0x 10.0x Mean - Fishing Industry Median - Fishing Industry Mean - Dredging Industry Median - Dredging Industry Pingtan Marine

24 Valuation Discussion Margins Comparison (1) 2013E EBITDA Margin 2013E Net Margin 2012 EBITDA Margin 2012 Net Margin Pingtan Marine’s pro forma operating statistics outperform its peers Note:: Source: Capital IQ, Pingtan Fishing and China Dredging’s management (1) Assumes Pingtan Marine’s pro forma financial data equals the sum of China Dredging and Pingtan Fishing’s financial data 19.9% 14.4% 17.4% 12.3% 59.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Mean - Fishing Industry Median - Fishing Industry Mean - Dredging Industry Median - Dredging Industry Pingtan Marine 8.9% 7.2% 9.4% 3.9% 37.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Mean - Fishing Industry Median - Fishing Industry Mean - Dredging Industry Median - Dredging Industry Pingtan Marine 21.2% 16.1% 19.6% 15.1% 48.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Mean - Fishing Industry Median - Fishing Industry Mean - Dredging Industry Median - Dredging Industry Pingtan Marine 9.5% 7.8% 10.3% 4.6% 38.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Mean - Fishing Industry Median - Fishing Industry Mean - Dredging Industry Median - Dredging Industry Pingtan Marine

Appendix

26 SPAC Initial Public Offering ▪ In May 2011, China Growth raised approximately $50 million through its IPO ▪ 5 million units consisting of one share of common stock and one warrant with an exercise price of $12.00 ▪ Deutsche Bank Securities was sole book runner and the co - managers were Morgan Joseph TriArtisan LLC and Rodman & Renshaw, LLC China Growth China Dredging Merger with Chardan Acquisition Corp. 2010 Private Placement ▪ In October 2010, China Dredging entered into a merger with Chardan Acquisition Corp. (“CAC”), a public reporting, non - trading shell company domiciled in the British Virgin Islands ▪ All of the issued shares of CAC were exchanged for 500,000 of the company’s ordinary shares, or 0.95% of the outstanding ordinary shares, while the company’s original shareholders retained 52,177,323 of the ordinary shares, or 99.05% of the outstanding ordinary shares ▪ As a result of the merger, China Dredging became a public reporting company and CAC ceased its corporate existence ▪ Concurrently with the close of the merger with CAC, the company entered into a Purchase Agreement with a number of investors ▪ Through multiple closings between October and December 2010, the company issued 10,012,987 preferred shares to such investors, at $5.00 per share, for aggregate proceeds of approximately $50.1 million ▪ Each preferred share is convertible into one of the company’s ordinary shares ▪ Net proceeds to the company were approximately $46.5 million Appendix Historical Financing

Appendix Pro Forma Corporate Structure 27 Prime Cheer Corporation Ltd Merchant Supreme Co., Ltd 100% Offshore Pingtan Guansheng (WFOE) Onshore 100% Dingxin Fishing Pingtan Fishing 100% Honghong Zhuo Zhiyan Lin 70% 30% Master Gold Corporation Ltd China Dredging Group Co., Ltd 100% Pingtan Zhuoying (WFOE) 100% Pingtan Xingyi Wonder Dredging 100% Qing Lin Panxing Zhuo 91% 9% 100% 100% 100% 7.75% 29.95% China Growth Equity Investment Ltd (Proposed Name: Pingtan Marine Enterprise Ltd.) China Growth Shareholders CDGC Shareholders Pingtan Fishing Shareholders 62.30% Duoying Fishing Ruiying Fishing Fujian WangGang (WFOE) Fujian Service China Dredging (HK) Company Ltd 100% 50% 50% VIE Agreements 100% VIE Agreements VIE Agreements 100% 100%

Appendix Use of Proceeds 28 ▪ Pingtan Marine plans to use the funds raised from the business combination for the following capital expenditures plans. (1) Uses Details Amount Fishing Vessels Building Plan in 2013 ▪ 14 brand new trawlers will be built at a building cost of approximately $ 1 . 4 million each . ▪ 6 new trawlers will be built to replace 6 existing fishing vessels at a building cost of approximately $ 1 . 4 million each . $ 28 million Initial Working Capital on Project of Lianjiang Phase II ▪ New type of equipments, dredgers and employees with different project experiences are required by Lianjiang Phase II project . ▪ The total estimated initial working capital on this project will be at least $ 22 million . $ 22 million Note:: (1) Assumes no redemption and there is $50 million left in the trust account

32 Well Regarded Board of Directors post Merger Mr. Lin Bao ▪ Vice chairman of China Overseas Fisheries Association since May 2012 ▪ Vice general manager of Fujian Road & Bridge Construction since September 2005 ▪ General manager of Fuzhou Honglong Ocean Fishing since Fe bruary 1997 ▪ General manager of Fuzhou Tang Cheng Plaza from April 1989 to January 1997 Mr. Xuesong Song ▪ Chairman and CFO of China Growth Equity ▪ Chairman of ChinaGrowth North and Director of ChinaGrowth South ▪ Chairman and Founder of Chum Capital Group ▪ Co - founder and director of C Media Group ▪ MBA degree from Oklahoma City University Mr. Jin Shi ▪ CEO and Director of China Growth Equity ▪ CEO and Director of ChinaGrowth North and CFO and Director of ChinaGrowth South ▪ Principal of Chum Capital Group and Principal of Global Vestor Capital Partners ▪ Chairman of Shanghai RayChem Industries Mr. Yeliang Zhou ▪ Independent director of China Dredging since April 2011 ▪ President of Zhejiang Province Venture Capital and Private Equity Association since May 2010 ▪ Supervisor of Industrial Bank and independent director of Union Trust Limited in China ▪ Bachelor’s degree in Finance from Xiamen University Mr. Zengbiao Zhu ▪ Independent director of China Dredging since April 2011 ▪ Member of the National People’s Congress Standing Committee of Fujian Province ▪ Director of the China Insurance Regulatory Commission Fujian Bureau from 2004 to December 2009 ▪ Bachelor’s degree in Finance from Xiamen University Mr. Xinrong Zhuo ▪ Chairman of the board of China Dredging and CEO since August 2010 ▪ Chairman of Fujian Provincial Pingtan County Ocean Fishing Group Co . , Ltd . since 2004 ▪ Director of Fujian Road & Bridge Construction Co . , Ltd . ▪ Chairman of Fuzhou Dongxing Longju Real Estate Development Co., Ltd. Mr. Bin Lin ▪ Senior vice president of China Dredging since August 2010 ▪ Member of the board of directors of Industrial Securities Co., Ltd. (SHSE:601377) from November 2003 to October 2006 ▪ BS in Pharmacy from Shanghai Medical College of Fudan University

Appendix

Selected Dredging Comparables

($ in millions, except per share data)

Name	Ticker	Share Price 1/26/13	% of 52-Week High	Equity Value	Enterprise Value	EV/Revenue LTM	EV/Revenue FY2012E	EV/Revenue FY2013P	EV/EBITDA LTM	EV/EBITDA FY2012E	EV/EBITDA FY2013P	P/E LTM	P/E FY2012E	P/E FY2013P	P/E FY2014P
Non-U.S. Exchanges															
China Communications Construction Comp	SEHK:1800	$ 1.04	96.1%	$ 14,372.4	$ 26,460.6	0.58x	0.55x	0.50x	7.3x	6.6x	5.9x	9.6x	9.0x	8.0x	7.1x
Royal Boskalis Westminster NV	ENXTAM:BOKA	45.85	98.4%	5,363.1	5,865.6	1.49	1.45	1.35	7.9	7.8	6.9	14.6	15.3	13.9	12.9
Penta-Ocean Construction Co. Ltd.	TSE:1893	2.48	78.3%	709.9	981.1	0.25	0.24	0.23	6.4	6.1	6.2	35.5	35.5	31.0	27.6
National Marine Dredging Company	ADX:NMDC	2.78	93.2%	632.8	734.1	0.89	NA	NA	4.5	NA	NA	5.7	NA	NA	NA
Benalec Holdings Berhad	KLSE:BENALEC	0.41	83.8%	330.1	330.4	7.23	4.21	3.58	NM	7.2	5.6	NM	9.5	8.6	8.2
Hock Seng Lee Bhd	KLSE:HSL	0.49	85.1%	272.1	214.1	1.08	1.04	0.92	5.2	5.2	4.6	9.1	9.2	8.1	7.6
Xiangyu Dredging Holdings Limited	SEHK:871	0.25	64.6%	198.1	245.7	1.32	NA	NA	3.7	3.2	2.8	4.9	4.9	4.2	3.5
Dredging Corp. of India Ltd.	BSE:523618	4.17	69.7%	116.7	197.0	1.97	NA	NA	10.4	NA	NA	NM	NA	NA	NA
					Non-U.S. Exchanges										
					Mean	**1.85x**	**1.50x**	**1.32x**	**6.5x**	**6.0x**	**5.3x**	**13.2x**	**13.9x**	**12.3x**	**11.1x**
					Median	**1.20**	**1.04**	**0.92**	**6.4**	**6.3**	**5.7**	**9.3**	**9.4**	**8.3**	**7.9**
U.S. Listed:															
Great Lakes Dredge & Dock Corporation	NasdaqGS:GLDD	$ 9.42	95.9%	$ 558.4	$ 775.0	1.20x	1.14x	0.99x	11.8x	9.2x	6.5x	NM	38.6x	15.8x	11.1x
Orion Marine Group, Inc	NYSE:ORN	7.61	92.2%	206.6	166.9	0.67	0.62	0.51	NM	NM	7.5	NM	NM	NM	22.8
					U.S. Listed:										
					Mean	**0.93x**	**0.88x**	**0.75x**	**11.8x**	**9.2x**	**7.0x**	**NM**	**38.6x**	**15.8x**	**17.0x**
					Median	**0.93**	**0.88**	**0.75**	**11.8**	**9.2**	**7.0**	**NM**	**38.6**	**15.8**	**17.0**
					All Companies										
					Mean	**1.67x**	**1.32x**	**1.16x**	**7.2x**	**6.5x**	**5.8x**	**13.2x**	**17.4x**	**12.8x**	**12.6x**
					Median	**1.14**	**1.04**	**0.92**	**6.8**	**6.6**	**6.0**	**9.3**	**9.5**	**8.6**	**9.6**

Source: Capital IQ, Thomson, Bloomberg and Company filings

30

Appendix

Selected Fishing Comparables

($ in millions, except per share data)

Name	Ticker	Share Price 1/26/13	% of 52-Week High	Equity Value	Enterprise Value	EV/Revenue LTM	EV/Revenue FY2012P	EV/Revenue FY2013P	EV/EBITDA LTM	EV/EBITDA FY2012P	EV/EBITDA FY2013P	P/E LTM	P/E FY2012P	P/E FY2013P
China-Based Fishing Companies														
China Fishery Group Limited	SGX:B0Z	$ 0.51	50.7%	$ 521.9	$ 1,046.0	1.73x	1.60x	1.65x	5.3x	4.4x	4.3x	6.7x	4.8x	5.4x
Cnfc Overseas Fishery Co	SZSE:000798	1.21	83.3%	387.4	361.8	6.52	NA	NA	NM	NA	NA	NM	NA	NA
ShangHai Kaichuang Marine International Co.	SHSE:600097	1.97	90.9%	398.3	411.8	3.40	NA	NA	NM	NA	NA	NM	20.4	17.5
China Ocean Resources Co., Ltd.	KOSE:A900050	2.31	40.7%	173.1	275.2	2.33	NA	NA	5.4	NA	NA	4.3	NA	NA
Shandong Zhonglu Oceanic Fisheries Compa	SZSE:200992	0.70	96.1%	185.3	183.7	2.51	NA	NA	NM	NA	NA	NM	NA	NA
Global Fishing Companies														
Austevoll Seafood ASA	OB:AUSS	$ 5.55	98.6%	$ 1,122.2	$ 2,267.3	1.10x	1.08x	1.04x	9.9x	9.2x	6.5x	23.4x	17.6x	8.0x
Dongwon Industries Co., Ltd.	KOSE:A006040	291.36	93.9%	979.9	1,371.0	0.95	0.91	0.84	6.9	6.3	5.4	9.4	9.0	7.7
Oceana Group Ltd.	JSE:OCE	7.59	92.7%	760.7	741.1	1.44	1.39	1.17	7.7	7.7	7.2	16.7	15.7	13.5
Pescanova SA	CATS:PVA	22.27	59.6%	643.7	1,805.6	0.79	0.76	0.72	7.1	6.8	6.1	7.9	7.3	6.0
Copeinca Asa	OB:COP	8.12	92.2%	463.1	654.2	2.14	2.16	2.07	6.6	6.3	5.9	10.0	9.2	8.6
Silla Co., Ltd.	KOSE:A004970	22.13	85.7%	348.8	298.2	0.99	NA	NA	12.0	NA	NA	15.1	NA	NA
Sanford Ltd.	NZSE:SAN	3.65	94.6%	341.8	480.9	1.25	1.21	1.19	12.5	8.6	8.1	19.6	14.4	12.5
Austral Group S.A.A.	BVL:AUSTRAC1	0.09	71.8%	233.0	301.7	1.10	NA	NA	3.8	NA	NA	7.0	NA	NA

	EV/Revenue LTM	EV/Revenue FY2012P	EV/Revenue FY2013P	EV/EBITDA LTM	EV/EBITDA FY2012P	EV/EBITDA FY2013P	P/E LTM	P/E FY2012P	P/E FY2013P
China-Based Fishing Companies									
Mean	**3.30x**	**1.60x**	**1.65x**	**5.3x**	**4.4x**	**4.3x**	**5.5x**	**12.6x**	**11.4x**
Median	**2.51**	**1.60**	**1.65**	**5.3**	**4.4**	**4.3**	**5.5**	**12.6**	**11.4**
Global Fishing Companies									
Mean	**1.22x**	**1.25x**	**1.17x**	**8.3x**	**7.5x**	**6.5x**	**13.6x**	**12.2x**	**9.4x**
Median	**1.10**	**1.15**	**1.10**	**7.4**	**7.3**	**6.3**	**12.6**	**11.8**	**8.3**
All Companies									
Mean	**2.02x**	**1.30x**	**1.24x**	**7.7x**	**7.1x**	**6.2x**	**12.0x**	**12.3x**	**9.9x**
Median	**1.44**	**1.21**	**1.17**	**7.0**	**6.8**	**6.1**	**9.7**	**11.8**	**8.3**

Source: Capital IQ, Thomson, Bloomberg and Company filings

31